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VANGUARD/(R)/ GROWTH EQUITY FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2008
IMPORTANT CHANGE TO VANGUARD GROWTH EQUITY FUND


NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard Growth Equity Fund has added Baillie Gifford Overseas Ltd. (Baillie Gifford) to the Fund's investment advisory team. Effective immediately, Baillie Gifford manages a portion of the Fund's assets. Turner Investment Partners, LLC (Turner), continues to manage a majority of the Fund's assets.

Baillie Gifford and Turner each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard), will invest a small percentage of the Fund's assets in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


INVESTMENT OBJECTIVE AND FEES AND EXPENSES

The Fund's investment objective will not change. The addition of Baillie Gifford is not expected to have a material impact on the Fund's fees or expenses for the current fiscal year.


PROSPECTUS TEXT CHANGES

The prospectus is revised as follows:

In the FUND PROFILE section, under "Primary Investment Strategies," the current text is replaced with the following:

The Fund invests at least 65% of its assets in mid- and large-capitalization stocks of U.S. companies. The Fund's advisors look for companies with stocks that are believed to have strong earnings growth potential and to be reasonably valued at



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the time of their purchase. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see "MORE ON THE FUND."

In the FUND PROFILE section, under "Primary Risks," the disclosure for sector risk is removed.

In the FUND PROFILE section, under "Additional Information," the category for "Investment Advisor" is renamed "Investment Advisors" and the following is added:

^""Baillie Gifford Overseas Ltd., Edinburgh, Scotland, since 2008

In the MORE ON THE FUND section, under "Security Selection," the current text is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Turner Investment Partners, LLC (Turner), which manages the majority of the Fund's assets, seeks to buy company stocks with strong earnings prospects and to sell stocks with deteriorating earnings prospects. The advisor evaluates investment ideas through a blend of quantitative, fundamental, and technical criteria. Turner is interested primarily in money flow, which measures investor interest in a stock based on its trading volume, pricing patterns, and relative strengths versus other stocks in the same industry.

Turner believes forecasts for market-timing and sector rotation are unreliable and introduce an unacceptable level of risk to a portfolio. Accordingly, Turner invests the Fund's assets across major economic sectors and attempts to maintain sector weightings that approximate those in the Russell 1000 Growth Index. Turner trades stocks aggressively, which may result in higher transaction costs, greater capital gains tax liabilities for shareholders, and reduced after-tax performance.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing a portion of the Fund's assets in April 2008, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality

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growth companies. The firm considers the sustainability of earnings growth to be a critical factor in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a favorable attitude toward shareholders. The main financial considerations in this bottom-up analysis are earnings growth, cash-flow generation, profitability, interest coverage, and balance-sheet strength.

The Vanguard Group (Vanguard) manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

In the MORE ON THE FUND section, under "Other Investment Policies and Risks," the following text is added after the third paragraph:

Although it is not expected that the Fund will invest a high percentage of assets in any one sector, it is possible that the Fund's investments in a sector could increase because of an advisor's strategy. To the extent that the Fund invests a high percentage of its assets in a particular sector, the Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall market.

Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

In the INVESTMENT ADVISOR section (which is renamed INVESTMENT ADVISORS), the first two paragraphs are replaced with the following:

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
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.. Turner Investment Partners, LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA
19312, is an investment advisory firm founded in 1990. As of September 30, 2007, Turner managed approximately $27.6 billion in assets.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of December 31, 2007, Baillie Gifford & Co. had assets under management that totaled approximately $110 billion.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Fund over a trailing 36-month period is compared with that of the Russell 1000 Growth Index (for Turner) and the S&P 500 Index (for Baillie Gifford).

Also in the INVESTMENT ADVISORS section, the "Plain Talk About the Fund's Portfolio Managers" is amended as follows:

Plain Talk About the Fund's Portfolio Managers

The managers primarily responsible for the day-to-day management of the Fund are:

ROBERT E. TURNER, CFA, Chairman, and Chief Investment Officer--Growth Equities of Turner. He has worked in investment management since 1981; has been with Turner since co-founding the firm in 1990; and has co-managed assets of the Fund since its inception. Education: B.S. and M.B.A., Bradley University.

MARK D. TURNER, President and Senior Portfolio Manager of Turner. He has worked in investment management since 1982; has been with Turner since co-founding the firm in 1990; and has co-managed assets of the Fund since its inception.
Education: B.S., Bradley University; M.B.A., University of Illinois.

CHRISTOPHER K. MCHUGH, Vice President and Senior Portfolio Manager of Turner. He has worked in investment management since 1986; has been with Turner since co-founding the firm in 1990; and has co-managed assets of the Fund since 2000.
 Education: B.S., Philadelphia University; M.B.A., St. Joseph's University.

MICK BREWIS, Head of North American Investment Team and Partner of Baillie Gifford. He has been with Baillie Gifford since 1985; has managed investment portfolios since 1988; and has managed a portion of the Fund since 2008.
Education: B.A., Cambridge University.


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS544 042008

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VANGUARD/(R)/ FENWAY FUNDS



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2008


VANGUARD GROWTH EQUITY FUND ADDS A NEW INVESTMENT ADVISOR
The board of trustees of Vanguard Growth Equity Fund has added Baillie Gifford Overseas Ltd. (Baillie Gifford) to the Fund's investment advisory team. Effective immediately, Baillie Gifford manages a portion of the Fund's assets. Turner Investment Partners, LLC (Turner), continues to manage a majority of the Fund's assets.

Baillie Gifford and Turner each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard), will invest a small percentage of the Fund's assets in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES
Under the heading "Investment Advisory Services," the following text changes are made.

The following text replaces similar text on page B-31:

The Trust currently uses five investment advisors:

.. Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of the Growth Equity Fund.

.. PRIMECAP Management Company provides investment advisory services to the PRIMECAP Core Fund.

.. Turner Investment Partners, LLC, provides investment advisory services for a portion of the Growth Equity Fund.

.. Vanguard provides investment advisory services for a portion of the Equity Income Fund.

.. Wellington Management Company, LLP, provides investment advisory services for a portion of the Equity Income Fund.

The Trust previously employed one other firm as investment advisor:

.. John A. Levin & Co., Inc., managed a portion of the Equity Income Fund's assets from 1995 through September 23, 2005.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended September 30, 2007 (March 31, 2008, for Baillie Gifford).



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The following text replaces the first three paragraphs under the heading "III.
Vanguard Growth Equity Fund," starting on page B-36:

Vanguard Growth Equity Fund uses a multimanager approach. The Fund has entered into investment advisory agreements with its advisors to manage the investment and reinvestment of the portion of the Growth Equity Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Growth Index (for Turner) and the S&P 500 Index (for Baillie Gifford) (for each, the Index). The investment performance will be based on the cumulative return of each Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The following text is inserted immediately prior to the section entitled, "1. Other Accounts Managed," on page B-37:


A.  BAILLIE GIFFORD OVERSEAS LTD. (BAILLIE GIFFORD)

Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


1. OTHER ACCOUNTS MANAGED
Mick Brewis manages a portion of the Growth Equity Fund; as of September 30, 2007, the Fund held assets of $975 million. As of December 31, 2008, Mr. Brewis managed five other pooled investment vehicles with total assets of $581.5 million, and 31 other accounts with total assets of $1.78 billion (including three with total assets of $145 million where the advisory firm's fee was based on account performance).


2. MATERIAL CONFLICTS OF INTEREST
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders in Baillie Gifford will generally treat order priority on a "first come, first served" basis and any exceptions to this are only permitted in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION
Baillie Gifford is wholly owned by Baillie Gifford & Co. ("BG & Co."), a partnership based in Scotland. Mr. Brewis is a partner of BG & Co. As such, he receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG & Co. and length of service.

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The basis for the profit share is detailed in the Baillie Gifford Partnership
Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.


4. OWNERSHIP OF SECURITIES
As of March 31, 2008, Mr. Brewis did not own any shares of the Growth Equity
Fund.


B. TURNER INVESTMENT PARTNERS, LLC (TURNER)

Turner Investment Partners, LLC, is a professional advisory firm, founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder. Turner has provided investment advisory services to investment companies since 1992.

On page B-38, the following text replaces the first paragraph under the heading "Duration and Termination of Investment Advisory Agreements":

The Funds' current agreements with PRIMECAP, Turner, and Wellington Management are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor (sixty (60) days' written notice for Turner), or (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor (60 days' written notice for Turner), or (3) by the advisor upon ninety (90) days' written notice to the Fund. The Trust's current agreement with Baillie Gifford is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.









































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(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      SAI065 042008